                                                                  Exhibit 99.2

FOR IMMEDIATE RELEASE         Approved by:      Olga L. Conley
                                                Chief Financial Officer
                                                (617) 376-4300
                                                URL: http://www.jjillgroup.com

                              Contact:          Investor Relations:
                                                Stacey Bibi/Suzanne Rosenberg/
                                                Priya Akhoury
                                                Press:  Michael McMullan
                                                Morgen-Walke Associates, Inc.
                                                (212) 850-5600


                 THE J. JILL GROUP REPORTS STRONG HOLIDAY SALES
   - THE COMPANY NOW EXPECTS $87 TO $89 MILLION IN FOURTH QUARTER NET SALES -
--------------------------------------------------------------------------------

Quincy, MA, January 3, 2001 - The J. Jill Group, Inc. (Nasdaq: JILL) announced today that it expects sales for the fourth quarter ended December 30, 2000, to increase by more than 40% from the $61.2 million reported in the fourth quarter of fiscal 1999. Currently, the Company anticipates net sales to be $87 to $89 million, significantly exceeding previously disclosed financial targets for the quarter.

Gordon R. Cooke, President and Chief Executive Officer, commented, "We are extremely pleased with our holiday sales results given the difficult and promotional retail environment. Importantly, these results were achieved without the need for any significant price reductions which bodes very well for our fourth quarter margins and bottom-line performance."

"In 2000, The J. Jill Group continued its evolution into a national lifestyle brand serving the 35-to-55-year-old female customer with a multi-channel merchandising model. In addition to our core catalog, we now operate 22 J. Jill specialty stores. Also, during the fourth quarter our e-commerce website jjill.com generated almost 20% of our direct channel sales volume, a 115% increase from the year ago period. Looking ahead, we remain focused and committed to our multi-channel merchandising strategy. We believe that the combination of mail, mall and web is the most powerful formula in specialty retailing and we are encouraged that our current strong business momentum appears to validate this strategy," concluded Mr. Cooke.

The Company plans to release fourth quarter and fiscal 2000 results on Tuesday, February 27, 2001. A conference call to discuss fourth quarter earnings will be broadcast live that day at 10:00 a.m. Eastern Time at www.vcall.com or www.jjillgroup.com, and will be archived online within one hour of the completion of the conference call. This archive will be available for 48 hours.

The J. Jill Group is a leading retailer of high quality women's apparel, accessories and footwear. The company currently markets its products through its specialty retail stores, catalogs, and e-commerce website. J. JILL is designed to appeal to active, affluent women age 35 and older.

--------------------------------------------------------------------------------

THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITH RESPECT TO THE FUTURE PERFORMANCE OF THE J. JILL GROUP THAT INVOLVE RISKS AND UNCERTAINTIES. VARIOUS FACTORS COULD CAUSE THE RESULTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, BUT ARE NOT LIMITED TO THE
FOLLOWING: THE CONTINUED SUCCESS OR POSSIBLE FUTURE FAILURE OF THE RETAIL STORE INITIATIVE; THE ABILITY OF THE COMPANY TO EFFECTIVELY MANAGE ITS OPERATIONS AND GROWTH IN A MULTIPLE DISTRIBUTION CHANNEL ENVIRONMENT; THE AVAILABILITY, TERMS AND DEPLOYMENT OF CAPITAL; SIGNIFICANT CHANGES IN CUSTOMER ACCEPTANCE OF THE COMPANY'S PRODUCT OFFERINGS; CHANGES IN COMPETITION IN THE APPAREL INDUSTRY; CHANGES IN CONSUMER SPENDING, FASHION TRENDS AND CONSUMER PREFERENCES; CHANGES IN, OR THE FAILURE TO COMPLY WITH, FEDERAL AND STATE TAX AND OTHER GOVERNMENT REGULATIONS; THE CUSTOMARY RISKS OF PURCHASING MERCHANDISE ABROAD, INCLUDING LONGER LEAD TIMES, HIGHER INITIAL PURCHASE COMMITMENTS AND FOREIGN CURRENCY FLUCTUATIONS; POSSIBLE FUTURE INCREASES IN EXPENSES AND LABOR AND EMPLOYEE BENEFIT COSTS; THE ABILITY OF THE COMPANY TO ATTRACT AND RETAIN QUALIFIED PERSONNEL; BUSINESS ABILITIES AND JUDGMENT OF MANAGEMENT; THE EXISTENCE OR ABSENCE OF BRAND AWARENESS; THE EXISTENCE OR ABSENCE OF PUBLICITY, ADVERTISING AND PROMOTIONAL EFFORTS; THE SUCCESS OR FAILURE OF OPERATING INITIATIVES; THE MIX OF THE COMPANY'S SALES BETWEEN FULL PRICE AND LIQUIDATION MERCHANDISE; GENERAL ECONOMIC AND BUSINESS CONDITIONS AND OTHER FACTORS. SEE ALSO ITEM 1A, RISK FACTORS, INCLUDED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 25, 1999. THE COMPANY ASSUMES NO OBLIGATION FOR UPDATING ANY SUCH FORWARD-LOOKING STATEMENTS.